UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 25 , 2005
                                                        -----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                   0-12781                  56-1001967
----------------------------     -----------------------     -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
     -----------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On October 25, 2005, Culp, Inc. (the "Company") entered into a financing arrangement with Wachovia Bank, National Association ("Wachovia"), pursuant to which Wachovia provided a term loan to the Company in the amount of $4,340,000, secured by a lien on the Company's headquarters office located in High Point, North Carolina. This loan is evidenced by a Promissory Note dated October 25, 2005, a copy of which is filed as Exhibit 10(a) hereto. This loan was made pursuant to the Real Estate Loan Commitment Letter dated August 30, 2005 filed as Exhibit 99(d) to the Form 8-K filed by the Company on August 31, 2005.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005
----------------------

                                        Culp, Inc.

                                        By:  /s/ Kenneth R. Bowling
                                             ----------------------
                                            Vice President-Finance, Treasurer

                                  EXHIBIT INDEX


Exhibit Number                       Exhibit
--------------                       -------

   10(a)                    Promissory Note dated October 25, 2005